SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2015

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20271 Goldenrod Lane, 2nd Floor,

Germantown, Maryland 20876

(Address of Principal Executive Offices)

(301) 366-4960

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 29, 2015 Neuralstem, Inc. (“Company”) announced that Eva Feldman, MD, PhD, Director of the A. Alfred Taubman Medical Research Institute and Director of Research of the ALS Clinic at the University of Michigan Health, presented nine-month Phase II and combined Phase I and Phase II data on the NSI-566 trial in amyotrophic lateral sclerosis (ALS) at the American Neurological Association Annual Meeting on September 28, 2015. A copy of the press release and slides presented are attached to this report as Exhibits 99.01 and 99.02, respectively. Dr. Feldman also presented information at the annual meeting with regard to Human Cortical Neural Stem Cells in Alzheimer’s Disease. A copy of the slides presented are attached to this report as Exhibit 99.03.

Item 9.01	Financial Statement and Exhibits.

Exhibit Number	Description

99.01	Press Release Dated September 29, 2015
99.02	Slides Presented with regard to NSI-566
99.03	Slides Presented with regard to Alzheimer’s Disease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr
I. Richard Garr
Chief Executive Officer

Dated: September 29, 2015

INDEX OF EXHIBITS

Exhibit Number	Description

99.01	Press Release Dated September 29, 2015
99.02	Slides Presented with regard to NSI-566
99.03	Slides Presented with regard to Alzheimer’s Disease